Filed Pursuant to Rule 497(a)

File No. 333-239681

Rule 482 AD

SuRo Capital Corp. Commences Offering of Notes

SAN FRANCISCO, CA, December 9, 2021 (GLOBE NEWSWIRE) – SuRo Capital Corp. (“SuRo Capital” or the “Company”) (Nasdaq:SSSS) today announced that it has commenced an underwritten offering of unsecured notes (the “Notes”), subject to market and other conditions. The interest rate and other terms of the Notes will be determined at the time of pricing of the offering. The Company also plans to grant the underwriters a 30-day option to purchase additional Notes on the same terms and conditions to cover overallotments, if any.

The Company has submitted an application for the Notes to be listed and trade on The Nasdaq Global Market under the trading symbol “SSSSL”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date.

The Company intends to use the net proceeds from this offering to make investments in portfolio companies in accordance with its investment objective and strategies, and for general corporate purposes.

Ladenburg Thalmann & Co. Inc., InspereX LLC, and Barrington Research Associates, Inc. are acting as underwriters of this offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated December 9, 2021, and accompanying prospectus, dated July 27, 2020, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 640 5th Ave., 4th Floor, New York, New York 10019, or: 1-800-573-2541, or: prospectus@ladenburg.com.

GSV Capital Corp.

About SuRo Capital Corp.

SuRo Capital Corp. (Nasdaq:SSSS) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. The fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. SuRo Capital is headquartered in San Francisco, CA. Connect with the company on Twitter, LinkedIn, and at www.surocap.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

Contact

SuRo Capital Corp.

(650) 235-4769

IR@surocap.com

Media Contact

Bill Douglass

Gotham Communications, LLC

Communications@surocap.com